Investment Securities (Schedule Of Investment Securities) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
Investment Securities [Abstract]
Debt securities available-for-sale	$ 1,487.8		$ 767.6
Equity securities available-for-sale	13.7		14.3
Debt securities held-to-maturity	1,042.3	[1]	188.4	[1]
Non-marketable equity securities	86.9	[2]	95.2	[2]
Total investment securities	2,630.7		1,065.5
Investments in limited partnerships	$ (23.6)		$ (27.6)

[1]	Recorded at amortized cost less impairment on securities that have credit-related impairment
[2]	Non-marketable equity investments include $23.6 million and $27.6 million in limited partnerships at December 31, 2013 and 2012, respectively, accounted for under the equity method. The remaining investments are carried at cost and include qualified Community Reinvestment Act (CRA) investments, equity fund holdings and shares issued by customers during loan work out situations or as part of an original loan investment.